    As filed with the Securities and Exchange Commission on October 1, 1996
                                                               --
                                                 Registration No. 33-68414
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                               -----------------

                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                               BET Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)

                                   52-1742995
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                      (I.R.S. Employer Identification No.)

                                 One BET Plaza
                               1900 W Place, N.E.
                          Washington D.C.  20018-1211
                                 (202) 608-2000
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         (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)

                               Debra L. Lee, Esq.
                                 One BET Plaza
                               1900 W Place, N.E.
                          Washington D.C.  20018-1211
                                 (202) 608-2000
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           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

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     Approximate date of commencement of proposed sale to the public.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            Deregistration of Shares
                            ------------------------

          BET Holdings, Inc. hereby removes from registration all shares previously registered pursuant to this Registration Statement on Form S-3 (Registration No. 33-68414) that remain unsold by Paulette Johnson at the close of business on October 1, 1996.
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                                       2

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columbia, on September 25, 1996.
                      ---

                                      BET HOLDINGS, INC.



                                      By:    /s/ Robert L. Johnson
                                             -----------------------------
                                             Robert L. Johnson
                                             Chairman and Chief Executive
                                               Officer

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


          Name                      Title               Date
          ----                      -----               ----

/s/ Robert L. Johnson      Chairman, Chief Execu-   September 25,
-------------------------  tive Officer and                  ---
                           Director                 1996


         *                 Executive Vice Presi-    September 25,
-------------------------  dent, Finance, Chief              ---
William T. Gordon, III     Financial Officer and    1996
                           Treasurer


         *                 Director                 September 25,
-------------------------                                    ---
Peter R. Barton                                     1996

         *                 Director                 September 25,
-------------------------                                    ---
Sheila Crump Johnson                                1996

                           Director                 September 25,
-------------------------                                    ---
Delano E. Lewis                                     1996


         *                 Director                 September 25,
-------------------------                                    ---
John C. Malone, Ph.D.                               1996

                           Director                 September 25,
-------------------------                                    ---
Herbert P. Wilkins, Sr.                             1996

*By: /s/ Robert L. Johnson
     -----------------------
     Robert L. Johnson
     As-Attorney-in-Fact


A POWER OF ATTORNEY AUTHORIZING ROBERT L. JOHNSON TO SIGN THE REGISTRATION STATEMENT AND ALL AMENDMENTS THERETO AS ATTORNEY FOR THE DIRECTORS AND OFFICERS OF THE REGISTRANT WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS
EXHIBIT 24.1 TO THE REGISTRATION STATEMENT.